EXHIBIT 99.1

This statement on Form 4 is filed by: (i) David Landau, (ii) LNK Life Time Fund, L.P., (iii) LNK Partners III (Parallel), L.P., (iv) LNK Partners III, L.P., (v) LNK Life Time GenPar, L.P., (vi) LNK GenPar III, L.P., and (vii) LNK MGP III, LLC.

Name of Designated Filer: David Landau

Date of Event Requiring Statement: October 12, 2021

Issuer Name and Ticker or Trading Symbol: Life Time Group Holdings, Inc. [LTH]

/s/ David Landau
David Landau

LNK Life Time Fund, L.P.

By:	LNK Life Time GenPar, L.P.
its general partner

By:	LNK MGP III, LLC
its general partner

	By:	/s/ David Landau
Name: David Landau
Title: President

LNK Partners III (Parallel), L.P.

By:	LNK GenPar III, L.P.
its general partner

By:	LNK MGP III, LLC
its general partner

	By:	/s/ David Landau
Name: David Landau
Title: President

LNK Partners III, L.P.

By:	LNK GenPar III, L.P.
its general partner

By:	LNK MGP III, LLC
its general partner

	By:	/s/ David Landau
Name: David Landau
Title: President

LNK Life Time GenPar, L.P.

By:	LNK MGP III, LLC
its general partner

	By:	/s/ David Landau
Name: David Landau
Title: President

LNK GENPAR III, L.P.

By:	LNK MGP III, LLC
its general partner

	By:	/s/ David Landau
Name: David Landau
Title: President

LNK MGP III, LLC

By:	/s/ David Landau
Name: David Landau
Title: President